UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2009

INCONTACT, INC.

(Exact name of registrant as specified in its charter)

1-33762

(Commission File No.)

Delaware	87-0528557
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

7730 S. Union Park Ave., Suite 500, Midvale, Utah 84047

(Address of principal executive offices)

(801) 320-3200

(Registrant’s telephone number)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01	Other Events

Presentation of Consolidated Statements of Operations as a Software Company

inContact, Inc. (“inContact”, “the Company”, “we”, “us”, “our”) began as a reseller of telecommunication services. To date, the Company has reported its results of operations in public filings with the SEC on a basis of presentation consistent with many other telecom businesses. Companies within the telecom industry typically exclude certain expenses from costs of revenue (compensation of professional service personnel and depreciation and amortization of revenue generating assets). In 2005, we began the process of transitioning from operating solely as a telecommunications services provider to operating primarily as a Software-as-a-Service (“SaaS”) provider. The fourth quarter of 2008 marked the first time in which revenues generated from SaaS and related services contributed more to the Company’s quarterly gross profit than revenues generated from telecommunication services. We also experienced a similar result in the first quarter of 2009, noting that revenues generated from SaaS and related services contributed even more to the Company’s quarterly gross profit than revenues generated from telecommunication services. We believe this represents a trend in our business that now demonstrates a need to increase the level of detail in our consolidated statements of operations and present it on a basis more consistent with other software businesses. We believe this presentation will provide increased transparency and improved comparability to other companies using a SaaS delivery model.

As a result of the changes discussed above, we have made a number of reclassifications to our historical consolidated statements of operations beginning in the second quarter of 2009. We added the captions “Software revenue”, “Telecom Revenue”, “Software costs of revenue”, “Telecom costs of revenue” and “Gross profit” to our consolidated statements of operations, which previously included single line items for revenue and costs of revenue (excluding depreciation and amortization) and did not include a gross profit subtotal. Also, we changed our allocation of certain operating expenses within our consolidated statements of operations. Depreciation and amortization expense related to revenue generating assets is included in the captions “Software costs of revenue” and “Telecom costs of revenue.” Depreciation and amortization expense not associated with revenue generating assets is allocated to our other operating expense categories. Depreciation and amortization expense was previously reported separately in the caption “Depreciation and amortization.” In addition, professional service costs, costs associated with providing customer service, and overhead expenses have been allocated to “Software costs of revenue” and “Telecom costs of revenue”. These costs were previously included in “General and administrative” expenses. We believe this presentation provides increased transparency and improved comparability of our costs of revenue and operating expenses and that gross profit is a useful, widely accepted measure of profitability and operating performance. These reclassifications had no effect on any reported measures of profit or loss, including our consolidated loss from operations, net loss or per share amounts.

Allocation of Expenses to Segments

We report financial information for our operating segments under the provisions of Statement of Financial Accounting Standards No. 131, “Disclosures about Segments of an Enterprise and Related Information (“Statement 131”). The method described in Statement 131 for determining what segment information to report is referred to as the management approach. The management approach is based on the way that management organizes the segments within the Company for making operating decisions and assessing performance. Beginning in the second quarter of 2009, in conjunction with the change in our consolidated statements of operations as described above, we reevaluated our approach to how we compile segment financial information for purposes of making operating decisions and assessing performance. As a result, we made changes to the manner in which certain indirect expenses are allocated to our two operating segments: Software and Telecom. Due primarily to this change, beginning in the second quarter of 2009, a larger portion of total indirect expenses are allocated to the Software segment than has historically been allocated to the Software segment since we began disclosing segment financial information. To improve comparability, segment information reported in this Exhibit 99.1 to the Current Report on Form 8-K is reclassified to reflect the impact of changes made in our segmentation on the reporting periods included herein. In accordance with Statement 131, we will continue to report segment financial information in our public filings with the SEC that is consistent with the segment information used by management internally. This change in the manner of how we allocate expenses to our operating segments has no effect on reported segment revenues.

Comparability to Previously Reported Amounts

As a result of the foregoing, we are filing with this report audited Consolidated Financial Statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007, and 2006 (“Audited Financial Statements”) under Exhibit 99.1 to this report. Also included in Exhibit 99.1 is Management’s Discussion and Analysis of Financial Condition and Results of Operations – Fiscal Years 2008, 2007 and 2006, (“2008 MD&A”) and Supplementary Data that provides unaudited selected quarterly financial data. To improve comparability, amounts reported in our consolidated statements of operations and segments footnote in our Audited Financial Statements and condensed operating results in our 2008 MD&A included in Exhibit 99.1 are reclassified to reflect the impact of changes made in both the presentation of our consolidated statements of operations and our reportable segment information for the periods included therein. These reclassifications have no effect on reported consolidated revenue, loss from operations, net loss or per share amounts. These reclassifications also have no effect on reported segment revenues.

As a result of the foregoing, we are also filing unaudited Condensed Consolidated Financial Statements as of March 31, 2009 and 2008 and for the three months ended March 31, 2009 and 2008 (“Unaudited Financial Statements”) under Exhibit 99.2 to this report. Also included in Exhibit 99.2 is Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quarters Ended March 31, 2009 and 2008 (“2009 MD&A”). To improve comparability, amounts reported in our condensed consolidated statements of operations and segments footnote in our Unaudited Financial Statements and condensed operating results in our 2009 MD&A included in Exhibit 99.2 are reclassified to reflect the impact of changes made in both the presentation of our consolidated statements of operations and our reportable segment information for the periods included therein. These reclassifications have no effect on reported consolidated revenue, loss from operations, net loss or per share amounts. These reclassifications also have no effect on reported segment revenues.

Item 9.01	Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
23.1	Consent of Deloitte and Touche LLP

99.1	Exhibit 99.1 includes the following items:

Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three Year Period Ended December 31, 2008 (Page 1)

Supplementary Data (Page 11)

Consolidated Financial Statements for the Years Ended December 31, 2008, 2007 & 2006 (Page 13)

99.2	Exhibit 99.2 includes the following items:

Condensed Consolidated Financial Statements for the Three-Month Periods Ended March 31, 2009 and 2008 (Unaudited) (Page 1)

Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three-Month Periods Ended March 31, 2009 and 2008 (Page 15)

99.3	Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INCONTACT, INC.

Date: August 7, 2009	By:	/s/ Gregory S. Ayers
Gregory S. Ayers, Chief Financial Officer

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